Exhibit 99.1

Simmons First Announces Second Quarter Earnings

PINE BLUFF, Ark., July 21, 2011 (GLOBE NEWSWIRE) -- Simmons First National Corporation (Nasdaq:SFNC) today announced net income of $6.7 million and diluted earnings per share of $0.39 for the quarter ended June 30, 2011.

During the second quarter of 2011, the Company recorded after-tax non-recurring items of $501,000. Excluding the non-recurring items, core earnings for the quarter ended June 30, 2011, were $6.2 million, or $0.36 diluted core earnings per share, compared to $6.5 million, or $0.38 diluted core earnings per share for the second quarter of 2010.

Core earnings for the quarter ended June 30, 2011, exclude, on an after-tax basis, a gain of $688,000 from the liquidation of Class B shares the Company received as part of MasterCard's 2006 IPO, merger related expenses of $101,000 associated with the Company's 2010 FDIC-assisted acquisitions and branch closing expenses of $86,000.

"While we remain disappointed with the lack of loan demand throughout our markets, it was expected based on the economy and it is likely to continue throughout 2011. Considering the negative impact on non-interest income created by regulatory and legislative actions, coupled with the negative impact of historically low interest rates on margins, we are pleased with our second quarter earnings performance," commented J. Thomas May, Chairman and CEO.

Total assets were $3.3 billion at June 30, 2011, an increase of 7.9% from $3.0 billion at June 30, 2010.

Loans

Total loans, including those covered by FDIC loss share agreements, were $1.8 billion at June 30, 2011, a decrease of 1.9% from the same period in 2010. "In our legacy portfolio, we experienced a decrease of $188 million, or 10.3%, compared to June 30, 2010. As expected, we saw a $79 million decrease in our student loan portfolio as a result of the irrational decision by the administration and congress to eliminate the private sector from providing student loans. Additionally, like the rest of the industry, we continue to experience weak loan demand as a result of a slow economy. We believe loan demand is likely to remain soft throughout the remainder of 2011, but we are committed and positioned to meet the borrowing needs of our consumer and business customers," commented May. Loans covered by FDIC loss share agreements, which provide 80% Government guaranteed protection against credit risk on those covered assets, were $193 million at June 30, 2011.

Deposits

At June 30, 2011, total deposits were $2.6 billion, an increase of $214 million, or 8.9%, compared to the same period in 2010. The June 30, 2011, deposits include $197 million of deposits in Missouri and Kansas. "While we continue our efforts to manage our high levels of liquidity, we remain focused on creating core deposit growth. We are very pleased with our ratio of non-time deposits as a percent of total deposits, which is a very favorable 65%," added May.

Net Interest Income

The Company's net interest income for the second quarter of 2011 increased 8.1% to $27.3 million compared to the same period of 2010. Net interest margin increased 7 basis points to 3.90% from the second quarter of 2010. The increase in both net interest income and margin was primarily due to a higher yield on covered loans acquired through acquisitions compared to the yield on loans in the Company's legacy portfolio and a continued decrease in cost of funds.

Non-Interest Income

Non-interest income for the second quarter of 2011 was $14.4 million. Non-interest income in the same quarter last year included a pre-tax $3.0 million bargain purchase gain related to the FDIC-assisted acquisition of Southwest Community Bank in Springfield, Missouri. Included in the second quarter this year is a pre-tax $1.1 million gain from the sale of MasterCard stock. Excluding these non-recurring items, non-interest income for the quarter ended June 30, 2011, decreased $979,000, or 6.9%, from the same period in 2010. The decrease was primarily related to service charges on deposit accounts and premium on sale of student loans, both of which were the result of recent regulatory and legislative actions.

Non-Interest Expense

Non-interest expense for the second quarter of 2011 was $28.7 million, an increase of $1.4 million, compared to the same period in 2010. "Non-interest expense includes $2.0 million in incremental normal operating expense for our two FDIC-assisted acquisitions. In addition, we incurred merger related costs and costs related to branch closings in the second quarter of both 2011 and 2010. Normalizing for these expenses, non-interest expense decreased by $331,000, or 1.3%, compared to the same quarter last year. This decrease in normalized non-interest expense is the result of the implementation of our efficiency initiatives. Obviously, we are continuing to see the positive impact from our efficiency initiatives related to revenue enhancements, process improvement and branch staffing levels," according to May.

Asset Quality

During 2010, the Company acquired loans and foreclosed real estate ("OREO") through FDIC-assisted acquisitions. Through the loss share provisions of the purchase and assumption agreements, the FDIC agreed to reimburse the Company for 80% of the losses incurred on the disposition of such loans and OREO. The loans and OREO covered by the FDIC loss share agreements and the related FDIC loss share indemnification asset were presented in the Company's financial reports as "covered" assets (i.e., covered by the FDIC loss share agreements) with a carrying value equal to the discounted net present value of expected future proceeds. At June 30, 2011, loans covered by loss share were carried at $193 million (net of discount), OREO covered by loss share was carried at $13 million (net of discount) and the FDIC loss share indemnification asset was carried at $54 million. As a result of the FDIC loss share indemnification related to these assets and the discounted net present value method of valuing these assets, such assets are excluded from the computations of the following asset quality ratios, except for their inclusion in total assets.

The Company's allowance for loan losses was $27.8 million at June 30, 2011, or 1.70% of total loans and 149% of non-performing loans. Non-performing assets as a percent of total assets were 1.27% as of June 30, 2011, a decrease from 1.32% as of March 31, 2011. Non-performing loans as a percent of total loans were 1.14% as of June 30, 2011, a decrease of 5 basis points from 1.19% as of March 31, 2011. These ratios include $3.1 million of Government guaranteed student loans that were over 90 days past due at the end of the quarter. Excluding the guaranteed past due student loans, non-performing assets as a percent of total assets were 1.17% and non-performing loans as a percent of total loans were 0.95%.

Excluding credit cards, the Company's annualized net charge-off ratio was 0.39% for the first half of 2011. The credit card annualized net charge-off ratio decreased to 2.08%, compared to 2.41% for the second quarter of 2010. The Company's credit card loss ratio is more than 475 basis points below the most recently published credit card charge-off industry average of almost 7%.

Capital

At June 30, 2011, stockholders' equity was $404 million, book value per share was $23.28 and tangible book value per share was $19.67. The Company's ratio of stockholders' equity to total assets was 12.4% and its ratio of tangible stockholders' equity to tangible assets was 10.7%, as of June 30, 2011.

"Our exceptional level of capital puts us in the 97th percentile of our peer group and allows us to actively pursue the right opportunities that meet our strategic plan regarding mergers and acquisitions," continued May. As of June 30, 2011, the Company's regulatory capital ratios remain significantly higher than regulatory "well capitalized" guidelines:

	"Well Capitalized"	SFNC
Tier 1 Leverage Ratio	5.00%	11.97%
Tier 1 Risk-Based Capital Ratio	6.00%	21.12%
Total Risk-Based Capital Ratio	10.00%	22.37%

Simmons First National Corporation

Simmons First National Corporation is an eight bank financial holding company with community banks in Pine Bluff, Lake Village, Jonesboro, Rogers, Searcy, Russellville, El Dorado and Hot Springs, Arkansas. The Company's eight banks conduct financial operations from 88 offices, of which 84 are financial centers, in 47 communities in Arkansas, Missouri and Kansas. The Company's common stock trades on the NASDAQ Global Select Market under the symbol "SFNC".

Conference Call

Management will conduct a conference call to review this information beginning at 3:00 p.m. Central Time on Thursday, July 21, 2011. Interested persons can listen to this call by dialing 1-800-854-4175 (United States and Canada only) and asking for the Simmons First National Corporation conference call. A replay of the call will be available through 5:00 p.m. Central Time on July 28, 2011, by dialing 1-800-642-1687. The passcode for the replay is 81203187. In addition, the call will be available live or in recorded version on the Company's website at www.simmonsfirst.com.

Non-GAAP Financial Measures

This press release contains financial information determined by methods other than in accordance with generally accepted accounting principles (GAAP). The Company's management uses these non-GAAP financial measures in their analysis of the Company's performance. These measures typically adjust GAAP performance measures to exclude the effects of the amortization of intangibles and include the tax benefit associated with revenue items that are tax-exempt, as well as adjust income available to common shareholders for certain significant activities or nonrecurring transactions. Since the presentation of these GAAP performance measures and their impact differ between companies, management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company's core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Forward Looking Statements

Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation's financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

####

FOR MORE INFORMATION CONTACT:
DAVID W. GARNER
Senior Vice President and Investor Relations Officer
Simmons First National Corporation
(870) 541-1000

Simmons First National Corporation					SFNC
Consolidated End of Period Balance Sheets
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2011	2011	2010	2010	2010
(in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$43,604	$35,923	$33,717	$77,874	$80,883
Interest bearing balances due from banks	498,323	473,247	418,343	247,300	161,443
Federal funds sold	-	-	-	750	2,750
Cash and cash equivalents	541,927	509,170	452,060	325,924	245,076
Investment securities - held-to-maturity	406,365	501,745	465,183	461,548	436,018
Investment securities - available-for-sale	178,853	119,847	148,479	183,942	224,031
Mortgage loans held for sale	9,983	6,618	17,237	25,383	18,298
Assets held in trading accounts	7,356	7,468	7,577	7,412	7,827
Loans	1,633,660	1,619,374	1,683,464	1,739,554	1,822,028
Allowance for loan losses	(27,796)	(27,905)	(26,416)	(25,682)	(25,881)
Net loans	1,605,864	1,591,469	1,657,048	1,713,872	1,796,147
Covered assets:
Loans, net of discount	192,899	208,774	231,600	38,160	39,346
Other real estate owned, net of discount	13,033	12,933	8,717	2,650	3,609
FDIC indemnification asset	54,437	58,520	60,235	9,600	12,614
Premises and equipment	82,145	82,948	77,199	77,967	76,349
Foreclosed assets held for sale, net	22,441	23,686	23,204	23,903	20,091
Interest receivable	15,203	15,382	17,363	16,884	16,264
Bank owned life insurance	49,914	49,475	49,072	48,662	48,258
Goodwill	60,605	60,605	60,605	60,605	60,605
Core deposit premiums	2,015	2,239	2,463	1,194	1,381
Other assets	20,169	18,511	38,390	20,451	19,211
Total assets	$3,263,209	$3,269,390	$3,316,432	$3,018,157	$3,025,125

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest bearing transaction accounts	$476,274	$459,628	$428,750	$374,494	$358,171
Interest bearing transaction accounts and savings deposits	1,228,910	1,217,718	1,220,133	1,146,433	1,172,746
Time deposits less than $100,000	524,567	537,070	599,537	483,285	496,809
Time deposits greater than $100,000	377,429	387,000	360,349	377,957	365,868
Total deposits	2,607,180	2,601,416	2,608,769	2,382,169	2,393,594
Federal funds purchased and securities
sold under agreements to repurchase	93,560	107,099	109,139	85,561	84,456
Short-term debt	628	718	1,033	1,728	3,202
Long-term debt	123,673	127,344	164,324	136,829	138,893
Accrued interest and other liabilities	34,308	33,266	35,796	27,901	25,836
Total liabilities	2,859,349	2,869,843	2,919,061	2,634,188	2,645,981

Stockholders' equity:
Preferred stock	-	-	-	-	-
Common stock	173	173	173	172	172
Surplus	115,126	114,537	114,040	113,376	112,851
Undivided profits	287,870	284,420	282,646	269,369	265,021
Accumulated other comprehensive income
Unrealized appreciation on AFS securities	691	417	512	1,052	1,100
Total stockholders' equity	403,860	399,547	397,371	383,969	379,144
Total liabilities and stockholders' equity	$3,263,209	$3,269,390	$3,316,432	$3,018,157	$3,025,125

Simmons First National Corporation					SFNC
Consolidated Average Quarter-to-Date Balance Sheets
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2011	2011	2010	2010	2010
(in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$34,128	$34,869	$71,780	$75,606	$76,983
Interest bearing balances due from banks	472,425	463,858	400,174	159,996	240,847
Federal funds sold	554	583	1,208	3,477	1,044
Cash and cash equivalents	507,107	499,310	473,162	239,079	318,874
Investment securities - held-to-maturity	479,371	493,128	462,328	457,368	421,878
Investment securities - available-for-sale	143,447	120,085	180,634	197,419	228,972
Mortgage loans held for sale	7,806	7,445	27,832	19,842	13,560
Assets held in trading accounts	7,462	7,598	7,615	7,438	7,092
Loans	1,618,749	1,633,298	1,697,937	1,809,902	1,831,766
Allowance for loan losses	(27,498)	(27,073)	(23,316)	(26,396)	(25,584)
Net loans	1,591,251	1,606,225	1,674,621	1,783,506	1,806,182
Covered assets:
Loans, net of discount	201,788	219,956	256,619	38,956	24,074
Other real estate owned, net of discount	12,722	9,171	12,978	3,056	2,632
FDIC indemnification asset	57,738	59,777	32,008	12,601	4,544
Premises and equipment	82,729	80,516	77,876	76,673	77,330
Foreclosed assets held for sale, net	23,299	23,382	23,658	22,540	18,727
Interest receivable	15,712	15,831	18,325	15,451	16,928
Bank owned life insurance	49,695	49,275	48,868	48,463	47,915
Goodwill	60,605	60,605	60,605	60,605	60,605
Core deposit premiums	2,140	2,363	1,612	1,300	1,484
Other assets	18,296	29,784	20,515	18,800	20,415
Total assets	$3,261,168	$3,284,451	$3,379,256	$3,003,097	$3,071,212

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest bearing transaction accounts	$463,689	$436,272	$416,343	$363,599	$366,340
Interest bearing transaction accounts and savings deposits	1,222,299	1,216,903	1,239,736	1,143,827	1,176,180
Time deposits less than $100,000	532,462	570,426	617,288	493,890	500,070
Time deposits greater than $100,000	379,289	370,004	364,481	366,375	385,736
Total deposits	2,597,739	2,593,605	2,637,848	2,367,691	2,428,326
Federal funds purchased and securities
sold under agreements to repurchase	98,919	114,491	111,594	82,708	98,995
Short-term debt	828	865	2,094	3,241	3,455
Long-term debt	125,357	139,728	166,774	137,631	138,375
Accrued interest and other liabilities	33,954	34,480	67,113	27,600	22,890
Total liabilities	2,856,797	2,883,169	2,985,423	2,618,871	2,692,041
Total stockholders' equity	404,371	401,282	393,833	384,226	379,171
Total liabilities and stockholders' equity	$3,261,168	$3,284,451	$3,379,256	$3,003,097	$3,071,212

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Quarter-to-Date
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2011	2011	2010	2010	2010
(in thousands, except per share data)
INTEREST INCOME
Loans	$23,883	$24,094	$25,649	$26,934	$26,691
Covered loans	4,347	4,341	3,127	864	213
Federal funds sold	1	1	3	6	2
Investment securities	3,771	3,705	4,030	4,182	4,465
Mortgage loans held for sale, net of unrealized gains (losses)	87	88	286	210	149
Assets held in trading accounts	9	9	10	7	11
Interest bearing balances due from banks	298	235	234	123	173
TOTAL INTEREST INCOME	32,396	32,473	33,339	32,326	31,704
INTEREST EXPENSE
Time deposits	2,865	3,134	3,500	3,369	3,522
Other deposits	934	1,042	1,156	1,236	1,317
Federal funds purchased and securities
sold under agreements to repurchase	103	116	134	126	123
Short-term debt	12	12	13	15	15
Long-term debt	1,232	1,335	2,260	1,524	1,522
TOTAL INTEREST EXPENSE	5,146	5,639	7,063	6,270	6,499
NET INTEREST INCOME	27,250	26,834	26,276	26,056	25,205
Provision for loan losses	3,328	2,675	3,733	3,407	3,758
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	23,922	24,159	22,543	22,649	21,447
NON-INTEREST INCOME
Trust income	1,243	1,346	1,416	1,343	1,170
Service charges on deposit accounts	4,212	3,857	4,272	4,388	4,739
Other service charges and fees	780	806	716	646	671
Income on sale of mortgage loans, net of commissions	849	626	2,033	1,242	932
Income on investment banking, net of commissions	381	600	486	369	776
Credit card fees	4,264	3,943	4,448	3,972	4,043
Premiums on sale of student loans	-	-	-	1,979	545
Bank owned life insurance income	414	403	410	404	566
Gain on sale of securities	-	-	317	-	-
Gain on FDIC assisted transactions	-	-	18,277	-	3,037
Other income	2,221	1,051	1,286	479	769
TOTAL NON-INTEREST INCOME	14,364	12,632	33,661	14,822	17,248
NON-INTEREST EXPENSE
Salaries and employee benefits	16,436	17,116	15,692	14,809	15,064
Occupancy expense, net	2,100	2,189	2,176	1,906	1,844
Furniture and equipment expense	1,560	1,589	1,530	1,542	1,526
Other real estate and foreclosure expense	223	94	298	304	314
Deposit insurance	842	1,039	914	885	1,059
Merger related costs	167	190	2,034	134	443
Other operating expenses	7,364	7,758	7,846	7,178	7,026
TOTAL NON-INTEREST EXPENSE	28,692	29,975	30,490	26,758	27,276
NET INCOME BEFORE INCOME TAXES	9,594	6,816	25,714	10,713	11,419
Provision for income taxes	2,848	1,750	9,154	3,093	3,438
NET INCOME	$6,746	$5,066	$16,560	$7,620	$7,981
BASIC EARNINGS PER SHARE	$0.39	$0.29	$0.96	$0.45	$0.46
DILUTED EARNINGS PER SHARE	$0.39	$0.29	$0.96	$0.44	$0.46

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Year-to-Date
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2011	2011	2010	2010	2010
(in thousands, except per share data)
INTEREST INCOME
Loans	$47,977	$24,094	$106,062	$80,413	$53,479
Covered loans	8,688	4,341	4,204	1,077	213
Federal funds sold	2	1	15	12	7
Investment securities	7,476	3,705	17,208	13,178	8,997
Mortgage loans held for sale, net of unrealized gains (losses)	175	88	715	429	218
Assets held in trading accounts	18	9	30	20	13
Interest bearing balances due from banks	533	235	721	487	364
TOTAL INTEREST INCOME	64,869	32,473	128,955	95,616	63,291
INTEREST EXPENSE
Time deposits	5,999	3,134	14,310	10,810	7,441
Other deposits	1,976	1,042	5,227	4,071	2,835
Federal funds purchased and securities
sold under agreements to repurchase	219	116	532	398	273
Short-term debt	24	12	58	45	30
Long-term debt	2,567	1,335	6,879	4,619	3,095
TOTAL INTEREST EXPENSE	10,785	5,639	27,006	19,943	13,674
NET INTEREST INCOME	54,084	26,834	101,949	75,673	49,617
Provision for loan losses	6,003	2,675	14,129	10,396	6,990
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	48,081	24,159	87,820	65,277	42,627
NON-INTEREST INCOME
Trust income	2,589	1,346	5,179	3,763	2,420
Service charges on deposit accounts	8,069	3,857	17,700	13,428	9,040
Other service charges and fees	1,586	806	2,812	2,096	1,451
Income on sale of mortgage loans, net of commissions	1,475	626	4,810	2,777	1,535
Income on investment banking, net of commissions	981	600	2,236	1,750	1,381
Credit card fees	8,207	3,943	16,140	11,692	7,720
Premiums on sale of student loans	-	-	2,524	2,524	545
Bank owned life insurance income	817	403	1,670	1,260	857
Gain on sale of securities	-	-	317	-	-
Gain on FDIC assisted transactions	-	-	21,314	3,037	3,037
Other income	3,272	1,051	3,229	1,943	1,463
TOTAL NON-INTEREST INCOME	26,996	12,632	77,931	44,270	29,449
NON-INTEREST EXPENSE
Salaries and employee benefits	33,552	17,116	60,731	45,039	30,230
Occupancy expense, net	4,289	2,189	7,808	5,632	3,726
Furniture and equipment expense	3,149	1,589	6,093	4,563	3,021
Other real estate and foreclosure expense	317	94	974	676	372
Deposit insurance	1,881	1,039	3,813	2,899	2,014
Merger related costs	357	190	2,611	577	443
Other operating expenses	15,122	7,758	29,290	21,444	14,265
TOTAL NON-INTEREST EXPENSE	58,667	29,975	111,320	80,830	54,071
NET INCOME BEFORE INCOME TAXES	16,410	6,816	54,431	28,717	18,005
Provision for income taxes	4,598	1,750	17,314	8,160	5,068
NET INCOME	$11,812	$5,066	$37,117	$20,557	$12,937
BASIC EARNINGS PER SHARE	$0.68	$0.29	$2.16	$1.20	$0.75
DILUTED EARNINGS PER SHARE	$0.68	$0.29	$2.15	$1.19	$0.75

Simmons First National Corporation					SFNC
Consolidated Risk-Based Capital
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2011	2011	2010	2010	2010
(in thousands)
Tier 1 capital
Stockholders' equity	$403,860	$399,547	$397,371	$383,969	$379,144
Trust preferred securities, net allowable	30,000	30,000	30,000	30,000	30,000
Disallowed intangible assets, net of deferred tax	(48,923)	(49,447)	(49,953)	(48,986)	(49,476)
Unrealized gain on AFS securities	(691)	(417)	(512)	(1,052)	(1,100)

Total Tier 1 capital	384,246	379,683	376,906	363,931	358,568

Tier 2 capital
Qualifying unrealized gain on AFS equity securities	17	14	7	4	1
Qualifying allowance for loan losses	22,825	22,700	23,553	23,729	23,737

Total Tier 2 capital	22,842	22,714	23,560	23,733	23,738

Total risk-based capital	$407,088	$402,397	$400,466	$387,664	$382,306

Risk weighted assets	$1,819,494	$1,809,241	$1,879,832	$1,894,845	$1,895,258

Adjusted average assets for leverage ratio	$3,211,310	$3,234,262	$3,327,825	$2,952,227	$3,020,704

Ratios at end of quarter
Equity to assets	12.38%	12.22%	11.98%	12.72%	12.53%
Tangible common equity to tangible assets	10.66%	10.50%	10.28%	10.90%	10.70%
Tier 1 leverage ratio	11.97%	11.74%	11.33%	12.33%	11.87%
Tier 1 risk-based capital ratio	21.12%	20.99%	20.05%	19.21%	18.92%
Total risk-based capital ratio	22.37%	22.24%	21.30%	20.46%	20.17%

Simmons First National Corporation					SFNC
Consolidated Loans and Investments
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2011	2011	2010	2010	2010
(in thousands)
Loan Portfolio - End of Period (1)
Consumer
Credit cards	$181,216	$176,544	$190,329	$181,774	$180,591
Student loans	53,574	57,181	61,305	64,989	133,012
Other consumer	107,411	110,954	118,581	123,062	127,343
Total consumer	342,201	344,679	370,215	369,825	440,946
Real Estate
Construction	139,217	142,261	153,772	150,137	153,869
Single-family residential	355,566	358,152	364,442	375,150	386,570
Other commercial	540,011	546,659	548,360	566,370	574,859
Total real estate	1,034,794	1,047,072	1,066,574	1,091,657	1,115,298
Commercial
Commercial	142,897	144,298	150,501	146,258	151,817
Agricultural	104,526	72,205	86,171	121,716	104,247
Total commercial	247,423	216,503	236,672	267,974	256,064
Other	9,242	11,120	10,004	10,098	9,720
Total Loans	$1,633,660	$1,619,374	$1,683,465	$1,739,554	$1,822,028

(1) Excludes loans covered by FDIC loss share agreements.

Investment Securities - End of Period
Held-to-Maturity
U.S. Treasury	$4,000	$4,000	$4,000	$4,000	$4,000
U.S. Government agencies	190,294	289,844	249,844	250,927	224,928
Mortgage-backed securities	70	75	78	81	84
State and political subdivisions	211,071	206,896	210,331	205,610	206,076
Other securities	930	930	930	930	930
Total held-to-maturity	406,365	501,745	465,183	461,548	436,018
Available-for-Sale
U.S. Treasury	-	-	-	-	300
U.S. Government agencies	157,836	97,830	125,469	166,624	206,497
Mortgage-backed securities	2,664	2,657	2,789	2,993	3,008
FHLB stock	8,604	9,604	11,508	7,549	7,490
Other securities	9,749	9,756	8,713	6,776	6,736
Total available-for-sale	178,853	119,847	148,479	183,942	224,031
Total investment securities	$585,218	$621,592	$613,662	$645,490	$660,049
Fair value - HTM investment securities	$411,531	$505,150	$466,907	$469,101	$440,603

Investment Securities - QTD Average
Taxable securities	$415,101	$405,257	$435,839	$448,978	$443,946
Tax exempt securities	207,717	207,956	207,123	205,809	206,904
Total investment securities - QTD average	$622,818	$613,213	$642,962	$654,787	$650,850

Simmons First National Corporation					SFNC
Consolidated Allowance and Asset Quality
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2011	2011	2010	2010	2010
(in thousands)
Allowance for Loan Losses
Balance, beginning of quarter	$27,905	$26,416	$25,682	$25,881	$25,047
Loans charged off
Credit cards	1,145	1,156	1,218	1,329	1,339
Other consumer	621	289	560	559	852
Real estate	1,682	343	1,361	3,548	2,254
Commercial	745	95	567	164	288
Total loans charged off	4,193	1,883	3,706	5,600	4,733

Recoveries of loans previously charged off
Credit cards	237	237	225	308	273
Other consumer	131	154	128	150	313
Real estate	147	247	275	1,512	1,169
Commercial	241	59	79	24	54
Total recoveries	756	697	707	1,994	1,809
Net loans charged off	3,437	1,186	2,999	3,606	2,924
Provision for loan losses	3,328	2,675	3,733	3,407	3,758
Balance, end of quarter	$27,796	$27,905	$26,416	$25,682	$25,881

Non-performing assets (1)
Non-performing loans
Nonaccrual loans
Real estate	$11,823	$12,872	$8,345	$7,588	$10,930
Commercial	1,583	1,173	1,314	1,160	1,091
Consumer	1,400	1,546	1,527	1,251	1,403
Total nonaccrual loans	14,806	15,591	11,186	9,999	13,424
Loans past due 90 days or more
Government guaranteed student loans	3,113	2,627	1,736	2,154	3,230
Other loans	721	1,117	969	891	644
Total loans past due 90 days or more	3,834	3,744	2,705	3,045	3,874
Total non-performing loans	18,640	19,335	13,891	13,044	17,298
Other non-performing assets
Foreclosed assets held for sale	22,441	23,686	23,204	23,903	20,091
Other non-performing assets	235	246	109	104	128
Total other non-performing assets	22,676	23,932	23,313	24,007	20,219
Total non-performing assets	$41,316	$43,267	$37,204	$37,051	$37,517
Performing TDRs (troubled debt restructurings)	$10,298	$10,653	$19,426	$16,149	$16,298

Ratios (1)
Allowance for loan losses to total loans	1.70%	1.72%	1.57%	1.48%	1.42%
Allowance for loan losses to non-performing loans	149.12%	144.32%	190.17%	196.89%	149.62%
Non-performing loans to total loans	1.14%	1.19%	0.83%	0.75%	0.95%
Non-performing assets (including performing TDRs)
to total assets	1.58%	1.65%	1.71%	1.76%	1.78%
Non-performing assets to total assets	1.27%	1.32%	1.12%	1.23%	1.24%
Non-performing assets to total assets
(excluding Gov't guaranteed student loans)	1.17%	1.24%	1.07%	1.16%	1.13%
Annualized net charge offs to total loans	0.85%	0.29%	0.70%	0.79%	0.64%
Annualized net credit card charge offs to
total credit card loans	2.08%	2.06%	2.14%	2.24%	2.41%
Annualized net charge offs to total loans
(excluding credit cards)	0.70%	0.07%	0.52%	0.63%	0.45%
Past due loans >30 days (excluding nonaccrual)	0.87%	1.41%	0.95%	0.74%	0.56%

(1) Excludes assets covered by FDIC loss share agreements, except for their inclusion in total assets.

Simmons First National Corporation					SFNC
Consolidated - Net Interest Income Analysis
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2011	2011	2010	2010	2010

ASSETS

Earning Assets
Interest bearing balances due from banks	0.25%	0.21%	0.23%	0.31%	0.29%
Federal funds sold	0.72%	0.70%	0.99%	0.68%	0.77%
Investment securities	3.23%	3.27%	3.24%	3.29%	3.52%
Mortgage loans held for sale	4.47%	4.79%	4.08%	4.20%	4.41%
Assets held in trading accounts	0.48%	0.48%	0.52%	0.37%	0.62%
Loans, including covered loans (1)	6.22%	6.23%	5.84%	5.97%	5.82%
Total interest earning assets	4.60%	4.64%	4.52%	4.94%	4.77%

LIABILITIES

Interest bearing liabilities
Interest bearing transaction and
savings accounts	0.31%	0.35%	0.37%	0.43%	0.45%
Time deposits	1.26%	1.35%	1.41%	1.55%	1.59%
Total interest bearing deposits	0.71%	0.79%	0.83%	0.91%	0.94%
Federal funds purchased and securities
sold under agreement to repurchase	0.42%	0.41%	0.48%	0.60%	0.50%
Short-term debt	5.81%	5.63%	2.46%	1.84%	1.74%
Long-term debt	3.94%	3.87%	5.38%	4.39%	4.41%
Total interest bearing liabilities	0.87%	0.95%	1.12%	1.12%	1.13%

NET INTEREST MARGIN/SPREAD

Net interest spread	3.73%	3.69%	3.40%	3.82%	3.64%
Net interest margin - quarter-to-date	3.90%	3.87%	3.60%	4.02%	3.83%
Net interest margin - year-to-date	3.88%	3.87%	3.78%	3.85%	3.77%

(1) Covered loans are loans covered by FDIC loss share agreements.

Simmons First National Corporation					SFNC
Consolidated - Selected Financial Data
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2011	2011	2010	2010	2010
(in thousands, except share data)
QUARTER-TO-DATE
Diluted earnings per share	$0.39	$0.29	$0.96	$0.44	$0.46
Core earnings (excludes nonrecurring items) (non-GAAP)	6,245	5,181	6,856	7,701	6,528
Diluted core earnings per share (non-GAAP)	0.36	0.30	0.40	0.44	0.38
Cash dividends declared per common share	0.19	0.19	0.19	0.19	0.19
Cash dividends declared - amount	3,297	3,292	3,282	3,273	3,270
Return on average stockholders' equity	6.69%	5.12%	16.68%	7.87%	8.44%
Return on tangible equity	8.08%	6.24%	19.97%	9.52%	10.24%
Return on average assets	0.83%	0.63%	1.94%	1.01%	1.04%
Net interest margin (FTE)	3.90%	3.87%	3.60%	4.02%	3.83%
FTE adjustment - investments	1,241	1,239	1,216	1,243	1,245
FTE adjustment - loans	13	13	14	14	14
Amortization of intangibles	224	224	211	187	187
Amortization of intangibles, net of taxes	136	136	128	114	114
Average shares outstanding	17,342,165	17,296,684	17,255,366	17,220,572	17,199,705
Average earning assets	2,931,602	2,945,951	3,034,347	2,694,398	2,769,233
Average interest bearing liabilities	2,359,154	2,412,417	2,501,967	2,227,672	2,302,811

YEAR-TO-DATE
Diluted earnings per share	$0.68	$0.29	$2.15	$1.19	$0.75
Core earnings (excludes nonrecurring items) (non-GAAP)	11,426	5,181	26,041	19,185	11,484
Diluted core earnings per share (non-GAAP)	0.66	0.30	1.51	1.11	0.67
Cash dividends declared per common share	0.38	0.19	0.76	0.57	0.38
Return on average stockholders' equity	5.91%	5.12%	9.69%	7.24%	6.92%
Return on tangible equity	7.17%	6.24%	11.71%	8.80%	8.43%
Return on average assets	0.73%	0.63%	1.18%	0.90%	0.85%
Net interest margin (FTE)	3.88%	3.87%	3.78%	3.85%	3.77%
FTE adjustment - investments	2,480	1,239	4,954	3,738	2,495
FTE adjustment - loans	26	13	58	44	30
Amortization of intangibles	448	224	786	575	388
Amortization of intangibles, net of taxes	272	136	483	355	241
Average shares outstanding	17,319,550	17,296,684	17,204,200	17,186,957	17,169,872
Average diluted shares outstanding	17,352,606	17,329,740	17,264,900	17,248,878	17,237,990
Average earning assets	2,938,777	2,945,951	2,826,718	2,757,509	2,789,058
Average interest bearing liabilities	2,385,787	2,412,417	2,340,838	2,287,127	2,316,854

END OF PERIOD
Book value per share	$23.28	$23.06	$23.01	$22.28	$22.03
Tangible book value per share	19.67	19.43	19.36	18.70	18.43
Shares outstanding	17,348,775	17,327,601	17,271,594	17,230,920	17,209,973
Full-time equivalent employees	1,095	1,082	1,075	1,029	1,045
Total number of ATM's	102	103	103	93	93
Total number of financial centers	84	85	85	85	76
Parent company only - investment in subsidiaries	375,686	372,773	370,402	322,730	319,814
Parent company only - intangible assets	133	133	133	133	133

Simmons First National Corporation					SFNC
Consolidated - Reconciliation of Core Earnings (non-GAAP)
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2011	2011	2010	2010	2010
(in thousands, except per share data)
QUARTER-TO-DATE
Net Income	$6,746	$5,066	$16,560	$7,620	$7,981
Nonrecurring items
Gain on sale of MasterCard stock (1)	(1,132)	-	-	-	-
Gain on FDIC-assisted transactions	-	-	(18,277)	-	(3,037)
Merger related costs	167	190	2,034	134	443
Gains from sale of securities (2)	-	-	(318)	-	-
FHLB prepayment penalties (3)	-	-	594	-	-
Branch right sizing	141	-	-	-	372
Tax effect (4)	323	(75)	6,263	(53)	769
Net nonrecurring items	(501)	115	(9,704)	81	(1,453)
Core earnings (non-GAAP)	$6,245	$5,181	$6,856	$7,701	$6,528

Diluted earnings per share	$0.39	$0.29	$0.96	$0.44	$0.46
Nonrecurring items
Gain on sale of MasterCard stock (1)	(0.07)	-	-	-	-
Gain on FDIC-assisted transactions	-	-	(1.05)	-	(0.18)
Merger related costs	0.01	0.01	0.12	-	0.03
Gains from sale of securities (2)	-	-	(0.02)	-	-
FHLB prepayment penalties (3)	-	-	0.03	-	-
Branch right sizing	0.01	-	-	-	0.02
Tax effect (4)	0.02	-	0.36	-	0.05
Net nonrecurring items	(0.03)	0.01	(0.56)	-	(0.08)
Diluted core earnings per share (non-GAAP)	$0.36	$0.30	$0.40	$0.44	$0.38

YEAR-TO-DATE
Net Income	$11,812	$5,066	$37,117	$20,557	$12,937
Nonrecurring items
Gain on sale of MasterCard stock (1)	(1,132)	-	-	-	-
Gain on FDIC-assisted transactions	-	-	(21,314)	(3,037)	(3,037)
Merger related costs	357	190	2,611	577	443
Gains from sale of securities (2)	-	-	(318)	-	-
FHLB prepayment penalties (3)	-	-	594	-	-
Branch right sizing	141	-	372	372	372
Tax effect (4)	248	(75)	6,979	716	769
Net nonrecurring items	(386)	115	(11,076)	(1,372)	(1,453)
Core earnings (non-GAAP)	$11,426	$5,181	$26,041	$19,185	$11,484

Diluted earnings per share	$0.68	$0.29	$2.15	$1.19	$0.75
Nonrecurring items
Gain on sale of MasterCard stock (1)	(0.07)	-	-	-	-
Gain on FDIC-assisted transactions	-	-	(1.23)	(0.18)	(0.18)
Merger related costs	0.02	0.01	0.15	0.03	0.03
Gains from sale of securities (2)	-	-	(0.02)	-	-
FHLB prepayment penalties (3)	-	-	0.03	-	-
Branch right sizing	0.01	-	0.02	0.02	0.02
Tax effect (4)	0.02	-	0.41	0.05	0.05
Net nonrecurring items	(0.02)	0.01	(0.64)	(0.08)	(0.08)
Diluted core earnings per share (non-GAAP)	$0.66	$0.30	$1.51	$1.11	$0.67

(1) Gain from liquidation of Class B shares received as part of MasterCard's 2006 IPO.
(2) Gains from sale of securities marked for sale at time of FDIC-assisted transaction.
(3) Penalties for prepayment of FHLB advances marked for sale at time of FDIC-assisted transaction.
(4) Effective tax rate of 39.225%; 2010 adjusted for additional fair value deduction related to donation of closed branch.